UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2018

Integrity Applications, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	0-54785	98-0668934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Ha’Yahalomim St., P.O. Box 12163, Ashdod, Israel	L3 7760049
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 972 (8) 675-7878

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01  Entry Into a Material Definitive Agreement

Common Stock and Warrant Issuance

On each of December 1, 2017, January 11, 2018, February 8, 2018 and March 1, 2018, respectively, Integrity Applications, Inc., a Delaware corporation (the “Company”), conducted a closing of the private placement of its securities pursuant to a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”). Pursuant to the Purchase Agreements, on each of such closing dates, the Company issued to the respective Purchasers an aggregate of 94,444 units, 70,000 units, 54,444 units and 311,112 units of the Company (each a “Unit” and, collectively, the “Units”), each consisting of (a) one share (collectively, the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (b) a five year warrant to purchase, at an exercise price of $4.50 per share, one share of Common Stock (collectively, the “Series D-1 Warrants”), (c) a five year warrant to purchase, at an exercise price of $5.75 per share, one share of Common Stock (collectively, the “Series D-2 Warrants”), and (d) a five year warrant to purchase, at an exercise price of $7.75 per share, one share of Common Stock (collectively, the “Series D-3 Warrants”, and together with the Series D-1 Warrants and Series D‑2 Warrants, the “Warrants”).

As of the fourth closing, the Company received aggregate gross proceeds of $2,385,000 from the sale of the Units pursuant to the Purchase Agreements.

Warrants

The Warrants have a five-year term (the “Term”). The Warrants will be exercisable at any time and from time to time during the Term at an exercise price of $4.50 per share (with respect to the Series D-1 Warrants), $5.75 (with respect to the Series D-2 Warrants) or $7.75 per share (with respect to the Series D-3 Warrants).

Subject to the beneficial ownership limitation described below, holders of the Warrants will not be permitted to exercise their Warrants if such exercise would cause such holder to beneficially own more than 4.99% of the outstanding Common Stock (subject to increase to 9.99%, at the option of the holder, upon no less than 61 days prior written notice to the Company) (the “Beneficial Ownership Limitation”).

If the Company fails to timely deliver certificates for shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) and, as a result, the holder is required by its brokerage firm to purchase shares of Common Stock to deliver in satisfaction of a sale by such holder of the Warrant Shares (a “Buy-In”), the Company will be required to: (a) pay in cash to the holder the amount, if any, by which (x) the holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed; and (b) at the option of such holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations.

Registration Rights

In connection with the sale of the Units, the Company entered into a Registration Rights Agreement with the Purchasers (the “Registration Rights Agreement”) pursuant to which, subject to certain exceptions, the Company has agreed to file with the Securities and Exchange Commission, no later than 90 days after the final issuance of Units, a registration statement covering the resale of all of (a) the Shares, (b) the shares of Common Stock issuable upon exercise of the Warrants in full (the “Warrant Shares”); (c) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the Warrants; and (d) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.  Subject to certain exceptions and limitations specified in the Registration Rights Agreement, the Company will be required to pay each holder monthly partial liquidated damages in the amount of 2% of the aggregate purchase price paid by such holder pursuant to the Purchase Agreement, if the Company fails to timely file a registration statement; timely file a request for acceleration of a registration statement; timely respond to SEC comments with respect to a registration statement; obtain the effectiveness of a registration statement within 120 days from the filing thereof; or maintain the effectiveness of a registration statement for the periods required under the Registration Rights Agreement.

Placement Agent Compensation

Pursuant to a placement agent agreement (the “Placement Agent Agreement”) with the placement agent for the Offering (the “Placement Agent”), at the closing of the sale of the Units the Company paid the Placement Agent, as a commission, a cash amount equal to 7% of the aggregate sales price of the Units, plus 3% of the aggregate sales price as a management fee plus a non-accountable expense allowance equal to 3% of the aggregate sales price of the Units.  In addition, pursuant to the placement agent agreement, we are required to issue to the Placement Agent warrants to purchase up to such number of shares of Common Stock equal to 10% of the aggregate Shares sold in the Offering plus warrants equal to 10% of the total number of the Warrants issued to the Purchasers in the Offering (collectively, the “Placement Agent Warrants”). The terms of the Placement Agent Warrants will be substantially similar to the Warrants except that the Placement Agent Warrants will also be exercisable on a cashless basis and will include full ratchet anti-dilution protection.

THE FOREGOING IS A SUMMARY OF THE TERMS OF THE SECURITIES PURCHASE AGREEMENT, THE SERIES D-1 WARRANTS, THE SERIES D-2 WARRANTS, THE SERIES D-3 WARRANTS, AND THE REGISTRATION RIGHTS AGREEMENT AND DOES NOT PURPORT TO BE COMPLETE.  THE FOREGOING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE SECURITIES PURCHASE AGREEMENT, THE WARRANTS AND THE REGISTRATION RIGHTS AGREEMENT, COPIES OF WHICH ARE FILED HEREWITH AS EXHIBITS 4.1, 4.2, 4.3, 4.4 AND 4.5, RESPECTIVELY.

Section 3 - Securities and Trading Markets

Item 3.02   Unregistered Sales of Equity Securities.

The information provided in Item 1.01 is incorporated by reference into this Item 3.02.

The Units were sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  The Units were offered only to “accredited investors,” as such term is defined under the Securities Act, and were not offered pursuant to a general solicitation.

THIS CURRENT REPORT ON FORM 8-K AND THE INFORMATION INCLUDED THEREIN IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY ANY OF THE UNITS IN THE OFFERING.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit Description

4.1	Form of Securities Purchase Agreement
4.2	Form of Series D-1 Common Stock Purchase Warrant
4.3	Form of Series D-2 Common Stock Purchase Warrant
4.4	Form of Series D-3 Common Stock Purchase Warrant
4.5	Form of Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2018

INTEGRITY APPLICATIONS, INC.

By:	/s/ John Graham
Name: John Graham
Title: Chief Executive Officer